`                                                                   Exhibit 99.1
                                                                   ------------

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                             GE Capital International
                                                 (Mauritius)

Address of Joint Filer:                          Les Cascades Building,
                                                 Edith Cavell Street
                                                 Port Louis, Mauritius

Relationship of Joint Filer to Issuer:           10% Owner

Issuer Name and Ticker or Trading Symbol:        Genpact Limited (G)

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                       12/13/2007

Designated Filer:                                GE Capital (Mauritius)
                                                 Holdings Ltd.


SIGNATURE:

GE Capital International (Mauritius)


/s/ Lawrence J. Zlatkin
---------------------------------------
Name: Lawrence J. Zlatkin
Title: Director


December 13, 2007
-----------------
Date

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                             GE Indian Services Holding
                                                 Private Limited

Address of Joint Filer:                          AIFACS Building
                                                 1 Rafe Marg
                                                 New Delhi, 110001 India

Relationship of Joint Filer to Issuer:           10% Owner

Issuer Name and Ticker or Trading Symbol:        Genpact Limited (G)

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                       12/13/2007

Designated Filer:                                GE Capital (Mauritius)
                                                 Holdings Ltd.



SIGNATURE:

GE Indian Services Holding Private Limited


/s/ John W. Campo, Jr.
---------------------------------------
Name: John W. Campo, Jr.
Title: Attorney-in-fact


December 13, 2007
-----------------
Date

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                                 GE India Ventures LLC

Address of Joint Filer:                              120 Long Ridge Road
                                                     Stamford, CT  06927

Relationship of Joint Filer to Issuer:               10% Owner

Issuer Name and Ticker or Trading Symbol:            Genpact Limited (G)

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                           12/13/2007

Designated Filer:                                    GE Capital (Mauritius)
                                                     Holdings Ltd.



SIGNATURE:

GE India Ventures LLC


/s/ John W. Campo, Jr.
---------------------------------------
Name: John W. Campo, Jr.
Title: Attorney-in-fact


December 13, 2007
-----------------
Date

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                             General Electric Capital
                                                 Services Indian Investments LLC

Address of Joint Filer:                          120 Long Ridge Road
                                                 Stamford, CT  06927

Relationship of Joint Filer to Issuer:           10% Owner

Issuer Name and Ticker or Trading Symbol:        Genpact Limited (G)

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                       12/13/2007

Designated Filer:                                GE Capital (Mauritius)
                                                 Holdings Ltd.



SIGNATURE:

General Electric Capital Services Indian Investments LLC


/s/ John W. Campo, Jr.
---------------------------------------
Name: John W. Campo, Jr.
Title: Attorney-in-fact


December 13, 2007
-----------------
Date

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                                 General Electric Capital
                                                     Corporation

Address of Joint Filer:                              3135 Easton Turnpike
                                                     Fairfield, CT  06828

Relationship of Joint Filer to Issuer:               10% Owner

Issuer Name and Ticker or Trading Symbol:            Genpact Limited (G)

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                           12/13/2007

Designated Filer:                                    GE Capital (Mauritius)
                                                     Holdings Ltd.



SIGNATURE:

General Electric Capital Corporation


/s/ John W. Campo, Jr.
---------------------------------------
Name: John W. Campo, Jr.
Title: Attorney-in-fact


December 13, 2007
-----------------
Date

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                                 General Electric Capital
                                                     Services, Inc.

Address of Joint Filer:                              3135 Easton Turnpike
                                                     Fairfield, CT  06828

Relationship of Joint Filer to Issuer:               10% Owner

Issuer Name and Ticker or Trading Symbol:            Genpact Limited (G)

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                           12/13/2007

Designated Filer:                                    GE Capital (Mauritius)
                                                     Holdings Ltd.



SIGNATURE:

General Electric Capital Services, Inc.


/s/ John W. Campo, Jr.
---------------------------------------
Name: John W. Campo, Jr.
Title: Attorney-in-fact


December 13, 2007
-----------------
Date

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                                 General Electric Company

Address of Joint Filer:                              3135 Easton Turnpike
                                                     Fairfield, CT  06828

Relationship of Joint Filer to Issuer:               10% Owner

Issuer Name and Ticker or Trading Symbol:            Genpact Limited (G)

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                           12/13/2007

Designated Filer:                                    GE Capital (Mauritius)
                                                     Holdings Ltd.



SIGNATURE:

General Electric Company


/s/ John W. Campo, Jr.
---------------------------------------
Name: John W. Campo, Jr.
Title: Attorney-in-fact


December 13, 2007
-----------------
Date